                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                       FORM 8-K

                                   CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                       the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): June 8, 1998
                                                  --------------

                             Total Control Products, Inc.
                ------------------------------------------------------
                (Exact name of registrant as specified in its charter)




         Illinois                       333-18539               36-3209178
----------------------------       -------------------      -------------------
(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File number)             Identification No.)



2001 North Janice Avenue
Melrose Park, Illinois                                60160
----------------------------------------           ------------
(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code:  (708) 345-5500
                                                     ---------------


                   _____________________________________________________
                   Former name or former address, if changed since last report

Item 5.   OTHER EVENTS.

     On June 8, 1998, a wholly owned subsidiary of Total Control Products, Inc. (the "Registrant"), purchased substantially all of the assets of the Deeco Systems division (the "Division") of Lucas Automation and Control Engineering, Inc., a Virginia corporation (the "Seller"). The aggregate consideration paid or to be paid by Registrant to Seller in connection with this transaction was (a) $5.5 million, subject to certain adjustments, paid at the closing; and (b) up to an additional $2 million if the Division meets certain financial targets during its 1999 fiscal year, from February 1, 1998 through January 31, 1999. A copy of the Acquisition Agreement is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

     Additionally, in connection with the transaction, Registrant executed a guaranty agreement (the "Guaranty") with Seller, whereby Registrant guaranteed the performance of all of the obligations of its subsidiary under the Agreement. A copy of the Guaranty is attached hereto as Exhibit 10.2 and is hereby incorporated by reference.

     A copy of the press release of the Registrant, dated June 8, 1998, is attached hereto as Exhibit 10.3 and is hereby incorporated by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits

          10.1 Acquisition Agreement dated as of June 8, 1998 by and between VA Acquisition Corp., an Illinois corporation, and Lucas Automation and Control Engineering, Inc., a Virginia corporation.

          10.2 Guaranty Agreement dated as of June 8, 1998 executed by
               Registrant.

          10.3 Press Release dated June 8, 1998.

                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 17, 1998      TOTAL CONTROL PRODUCTS, INC.


                          By: /s/   Nic Gihl
                              -----------------------------
                              Name: Nic Gihl
                              Title:    President, Chief Executive Officer
                                        and Chairman

                                        INDEX



Exhibit
Number    Description of Document
--------  --------------------------

10.1 Acquisition Agreement dated as of June 8, 1998 by and between VA Acquisition Corp., an Illinois corporation, and Lucas Automation and Control Engineering, Inc., a Virginia corporation.

10.2      Guaranty Agreement dated as of June 8, 1998 executed by Registrant.

10.3      Press Release dated June 8, 1998.